PBHG INSURANCE SERIES FUND
                        Supplement Dated December 9, 2004


         This Supplement updates certain information contained in the currently effective Prospectus of PBHG Insurance Series Fund, dated May 1, 2004, as supplemented. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-347-9256.

Advisory Fee Breakpoints

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Insurance Series Fund's Investment Advisory Agreement with Liberty Ridge Capital, Inc. to implement advisory fee breakpoints for each portfolio of PBHG Insurance Series Fund (each a "Fund"), was considered and approved by the unanimous vote, cast in person, of PBHG Insurance Series Fund's Trustees, each of whom is not an interested person of PBHG Insurance Series Fund, as defined by the Investment Company Act of 1940, as amended. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% - for a possible 0.20% reduction in total.

PBHG Select 20 Portfolio

Effective as of the date of this supplement, the PBHG Select 20 Portfolio has changed its name to the PBHG Large Cap Growth Concentrated Portfolio.

Effective as of the date of this supplement, the PBHG Select 20 Portfolio has changed its investment strategy to invest at least 80% of its total assets in growth securities of no more than 30 large capitalization companies. Accordingly, the first sentence of the "Main Investment Strategies" section of the Portfolio's prospectus will be revised as follows:

         "Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies."

Portfolio Managers

Effective as of the date of this supplement, the PBHG Large Cap Growth Portfolio and PBHG Select 20 Portfolio will be managed by Michael S. Sutton. The work experience of Mr. Sutton is discussed in the "Portfolio Managers" section of the Prospectus.

Effective as of the date of this supplement, the PBHG Growth II Portfolio will be managed by Samuel H. Baker. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

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Effective as of the date of this supplement, the PBHG Technology &
Communications Portfolio and PBHG Small Cap Growth Portfolio will be managed by James M. Smith. The work experience of Mr. Smith is discussed in the "Portfolio Managers" section of the Prospectus.

Effective as of the date of this supplement, the PBHG Mid-Cap Portfolio and the PBHG Select Value Portfolio will be managed by Jerome J. Heppelmann. The work experience of Mr. Heppelmann is discussed in the "Portfolio Managers" section of the Prospectus.

Effective as of the date of this supplement, the PBHG Small Cap Portfolio will be managed by James B. Bell, III. The work experience of Mr. Bell is discussed in the "Portfolio Managers" section of the Prospectus.